Exhibit 99.2

SYNCHRONY FINANCIAL
FINANCIAL SUMMARY
(unaudited, in millions, except per share statistics)
	Quarter Ended							Six Months Ended
	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	2Q'25 vs. 2Q'24		Jun 30, 2025	Jun 30, 2024	YTD'25 vs. YTD'24
EARNINGS
Net interest income	$4,521	$4,464	$4,592	$4,609	$4,405	$116	2.6%	$8,985	$8,810	$175	2.0%
Retailer share arrangements	(992)	(895)	(919)	(914)	(810)	(182)	22.5%	(1,887)	(1,574)	(313)	19.9%
Other income	118	149	128	119	117	1	0.9%	267	1,274	(1,007)	(79.0)%
Net revenue	3,647	3,718	3,801	3,814	3,712	(65)	(1.8)%	7,365	8,510	(1,145)	(13.5)%
Provision for credit losses	1,146	1,491	1,561	1,597	1,691	(545)	(32.2)%	2,637	3,575	(938)	(26.2)%
Other expense	1,245	1,243	1,267	1,189	1,177	68	5.8%	2,488	2,383	105	4.4%
Earnings before provision for income taxes	1,256	984	973	1,028	844	412	48.8%	2,240	2,552	(312)	(12.2)%
Provision for income taxes	289	227	199	239	201	88	43.8%	516	616	(100)	(16.2)%
Net earnings	$967	$757	$774	$789	$643	$324	50.4%	$1,724	$1,936	$(212)	(11.0)%
Net earnings available to common stockholders	$946	$736	$753	$768	$624	$322	51.6%	$1,682	$1,906	$(224)	(11.8)%

COMMON SHARE STATISTICS
Basic EPS	$2.51	$1.91	$1.93	$1.96	$1.56	$0.95	60.9%	$4.42	$4.74	$(0.32)	(6.8)%
Diluted EPS	$2.50	$1.89	$1.91	$1.94	$1.55	$0.95	61.3%	$4.38	$4.70	$(0.32)	(6.8)%
Dividend declared per share	$0.30	$0.25	$0.25	$0.25	$0.25	$0.05	20.0%	$0.55	$0.50	$0.05	10.0%
Common stock price	$66.74	$52.94	$65.00	$49.88	$47.19	$19.55	41.4%	$66.74	$47.19	$19.55	41.4%
Book value per share	$42.30	$40.37	$39.55	$37.92	$36.24	$6.06	16.7%	$42.30	$36.24	$6.06	16.7%
Tangible book value per share(1)	$36.55	$34.79	$34.07	$32.68	$31.05	$5.50	17.7%	$36.55	$31.05	$5.50	17.7%

Beginning common shares outstanding	380.5	388.3	389.2	395.1	401.4	(20.9)	(5.2)%	388.3	406.9	(18.6)	(4.6)%
Issuance of common shares	—	—	—	—	—	—	NM	—	—	—	NM
Stock-based compensation	0.2	2.0	0.6	0.7	0.6	(0.4)	(66.7)%	2.2	2.6	(0.4)	(15.4)%
Shares repurchased	(8.8)	(9.8)	(1.5)	(6.6)	(6.9)	(1.9)	27.5%	(18.6)	(14.4)	(4.2)	29.2%
Ending common shares outstanding	371.9	380.5	388.3	389.2	395.1	(23.2)	(5.9)%	371.9	395.1	(23.2)	(5.9)%

Weighted average common shares outstanding	376.2	385.2	389.3	392.3	399.3	(23.1)	(5.8)%	380.7	402.0	(21.3)	(5.3)%
Weighted average common shares outstanding (fully diluted)	379.1	389.4	394.8	396.5	402.6	(23.5)	(5.8)%	384.2	405.4	(21.2)	(5.2)%

(1) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.

SYNCHRONY FINANCIAL
SELECTED METRICS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	2Q'25 vs. 2Q'24		Jun 30, 2025	Jun 30, 2024	YTD'25 vs. YTD'24
PERFORMANCE METRICS
Return on assets(1)	3.2%	2.5%	2.6%	2.6%	2.2%		1.0%	2.9%	3.3%		(0.4)%
Return on equity(2)	23.1%	18.4%	18.9%	19.8%	16.7%		6.4%	20.8%	25.8%		(5.0)%
Return on tangible common equity(3)	28.3%	22.4%	23.0%	24.3%	20.2%		8.1%	25.3%	31.6%		(6.3)%
Net interest margin(4)	14.78%	14.74%	15.01%	15.04%	14.46%		0.32%	14.76%	14.50%		0.26%
Net revenue as a % of average loan receivables, including held for sale	14.74%	14.93%	14.76%	14.87%	14.71%		0.03%	14.83%	16.91%		(2.08)%
Efficiency ratio(5)	34.1%	33.4%	33.3%	31.2%	31.7%		2.4%	33.8%	28.0%		5.8%
Other expense as a % of average loan receivables, including held for sale	5.03%	4.99%	4.92%	4.64%	4.66%		0.37%	5.01%	4.73%		0.28%
Effective income tax rate	23.0%	23.1%	20.5%	23.2%	23.8%		(0.8)%	23.0%	24.1%		(1.1)%

CREDIT QUALITY METRICS
Net charge-offs as a % of average loan receivables, including held for sale	5.70%	6.38%	6.45%	6.06%	6.42%		(0.72)%	6.04%	6.37%		(0.33)%
30+ days past due as a % of period-end loan receivables(6)	4.18%	4.52%	4.70%	4.78%	4.47%		(0.29)%	4.18%	4.47%		(0.29)%
90+ days past due as a % of period-end loan receivables(6)	2.06%	2.29%	2.40%	2.33%	2.19%		(0.13)%	2.06%	2.19%		(0.13)%
Net charge-offs	$1,411	$1,588	$1,661	$1,553	$1,621	$(210)	(13.0)%	$2,999	$3,206	$(207)	(6.5)%
Loan receivables delinquent over 30 days(6)	$4,173	$4,505	$4,925	$4,883	$4,574	$(401)	(8.8)%	$4,173	$4,574	$(401)	(8.8)%
Loan receivables delinquent over 90 days(6)	$2,059	$2,285	$2,512	$2,382	$2,244	$(185)	(8.2)%	$2,059	$2,244	$(185)	(8.2)%

Allowance for credit losses (period-end)	$10,564	$10,828	$10,929	$11,029	$10,982	$(418)	(3.8)%	$10,564	$10,982	$(418)	(3.8)%
Allowance coverage ratio(7)	10.59%	10.87%	10.44%	10.79%	10.74%		(0.15)%	10.59%	10.74%		(0.15)%

BUSINESS METRICS
Purchase volume(8)	$46,084	$40,720	$47,955	$44,985	$46,846	$(762)	(1.6)%	$86,804	$89,233	$(2,429)	(2.7)%
Period-end loan receivables	$99,776	$99,608	$104,721	$102,193	$102,284	$(2,508)	(2.5)%	$99,776	$102,284	$(2,508)	(2.5)%
Credit cards	$92,036	$91,909	$96,818	$94,008	$94,091	$(2,055)	(2.2)%	$92,036	$94,091	$(2,055)	(2.2)%
Consumer installment loans	$5,669	$5,736	$5,971	$6,125	$6,072	$(403)	(6.6)%	$5,669	$6,072	$(403)	(6.6)%
Commercial credit products	$1,980	$1,859	$1,826	$1,936	$2,003	$(23)	(1.1)%	$1,980	$2,003	$(23)	(1.1)%
Other	$91	$104	$106	$124	$118	$(27)	(22.9)%	$91	$118	$(27)	(22.9)%
Average loan receivables, including held for sale	$99,236	$101,021	$102,476	$102,009	$101,478	$(2,242)	(2.2)%	$100,123	$101,218	$(1,095)	(1.1)%
Period-end active accounts (in thousands)(9)	68,186	67,787	71,532	69,965	70,991	(2,805)	(4.0)%	68,186	70,991	(2,805)	(4.0)%
Average active accounts (in thousands)(9)	68,050	69,315	70,299	70,424	70,974	(2,924)	(4.1)%	68,810	71,402	(2,592)	(3.6)%

LIQUIDITY
Liquid assets
Cash and equivalents	$19,457	$21,629	$14,711	$17,934	$18,632	$825	4.4%	$19,457	$18,632	$825	4.4%
Total liquid assets	$21,796	$23,817	$17,159	$19,704	$20,051	$1,745	8.7%	$21,796	$20,051	$1,745	8.7%
Undrawn credit facilities
Undrawn credit facilities	$2,625	$2,625	$2,625	$2,700	$2,950	$(325)	(11.0)%	$2,625	$2,950	$(325)	(11.0)%
Total liquid assets and undrawn credit facilities(10)	$24,421	$26,442	$19,784	$22,404	$23,001	$1,420	6.2%	$24,421	$23,001	$1,420	6.2%
Liquid assets % of total assets	18.09%	19.52%	14.36%	16.53%	16.64%		1.45%	18.09%	16.64%		1.45%
Liquid assets including undrawn credit facilities % of total assets	20.27%	21.67%	16.56%	18.79%	19.09%		1.18%	20.27%	19.09%		1.18%

(1) Return on assets represents annualized net earnings as a percentage of average total assets.
(2) Return on equity represents annualized net earnings as a percentage of average total equity.
(3) Return on tangible common equity represents annualized net earnings available to common stockholders as a percentage of average tangible common equity. Tangible common equity ("TCE") is a non-GAAP measure. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(4) Net interest margin represents annualized net interest income divided by average total interest-earning assets.
(5) Efficiency ratio represents (i) other expense, divided by (ii) net interest income, plus other income, less retailer share arrangements.
(6) Based on customer statement-end balances extrapolated to the respective period-end date.
(7) Allowance coverage ratio represents allowance for credit losses divided by total period-end loan receivables.
(8) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(9) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(10) Excludes uncommitted credit facilities and available borrowing capacity related to unencumbered assets.

SYNCHRONY FINANCIAL
STATEMENTS OF EARNINGS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	2Q'25 vs. 2Q'24		Jun 30, 2025	Jun 30, 2024	YTD'25 vs. YTD'24
Interest income:
Interest and fees on loans	$5,328	$5,312	$5,480	$5,522	$5,301	$27	0.5%	$10,640	$10,594	$46	0.4%
Interest on cash and debt securities	258	238	230	263	281	(23)	(8.2)%	496	556	(60)	(10.8)%
Total interest income	5,586	5,550	5,710	5,785	5,582	4	0.1%	11,136	11,150	(14)	(0.1)%

Interest expense:
Interest on deposits	855	882	917	968	967	(112)	(11.6)%	1,737	1,921	(184)	(9.6)%
Interest on borrowings of consolidated securitization entities	104	104	104	108	110	(6)	(5.5)%	208	215	(7)	(3.3)%
Interest on senior unsecured notes	106	100	97	100	100	6	6.0%	206	204	2	1.0%
Total interest expense	1,065	1,086	1,118	1,176	1,177	(112)	(9.5)%	2,151	2,340	(189)	(8.1)%

Net interest income	4,521	4,464	4,592	4,609	4,405	116	2.6%	8,985	8,810	175	2.0%

Retailer share arrangements	(992)	(895)	(919)	(914)	(810)	(182)	22.5%	(1,887)	(1,574)	(313)	19.9%
Provision for credit losses	1,146	1,491	1,561	1,597	1,691	(545)	(32.2)%	2,637	3,575	(938)	(26.2)%
Net interest income, after retailer share arrangements and provision for credit losses	2,383	2,078	2,112	2,098	1,904	479	25.2%	4,461	3,661	800	21.9%

Other income:
Interchange revenue	268	238	266	256	263	5	1.9%	506	504	2	0.4%
Protection product revenue	144	147	151	145	125	19	15.2%	291	266	25	9.4%
Loyalty programs	(360)	(311)	(371)	(346)	(346)	(14)	4.0%	(671)	(665)	(6)	0.9%
Other	66	75	82	64	75	(9)	(12.0)%	141	1,169	(1,028)	(87.9)%
Total other income	118	149	128	119	117	1	0.9%	267	1,274	(1,007)	(79.0)%

Other expense:
Employee costs	509	506	478	464	434	75	17.3%	1,015	930	85	9.1%
Professional fees	236	217	249	231	236	—	—%	453	456	(3)	(0.7)%
Marketing and business development	127	116	147	123	129	(2)	(1.6)%	243	254	(11)	(4.3)%
Information processing	215	219	207	203	207	8	3.9%	434	393	41	10.4%
Other	158	185	186	168	171	(13)	(7.6)%	343	350	(7)	(2.0)%
Total other expense	1,245	1,243	1,267	1,189	1,177	68	5.8%	2,488	2,383	105	4.4%

Earnings before provision for income taxes	1,256	984	973	1,028	844	412	48.8%	2,240	2,552	(312)	(12.2)%
Provision for income taxes	289	227	199	239	201	88	43.8%	516	616	(100)	(16.2)%
Net earnings	$967	$757	$774	$789	$643	$324	50.4%	$1,724	$1,936	$(212)	(11.0)%

Net earnings available to common stockholders	$946	$736	$753	$768	$624	$322	51.6%	$1,682	$1,906	$(224)	(11.8)%

SYNCHRONY FINANCIAL
STATEMENTS OF FINANCIAL POSITION
(unaudited, $ in millions)
	Quarter Ended
	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	June 30, 2025 vs. Jun 30, 2024
Assets
Cash and equivalents	$19,457	$21,629	$14,711	$17,934	$18,632	$825	4.4%
Debt securities	2,905	2,724	3,079	2,345	2,693	212	7.9%
Loan receivables:
Unsecuritized loans held for investment	78,566	79,186	83,382	81,005	82,144	(3,578)	(4.4)%
Restricted loans of consolidated securitization entities	21,210	20,422	21,339	21,188	20,140	1,070	5.3%
Total loan receivables	99,776	99,608	104,721	102,193	102,284	(2,508)	(2.5)%
Less: Allowance for credit losses	(10,564)	(10,828)	(10,929)	(11,029)	(10,982)	418	(3.8)%
Loan receivables, net	89,212	88,780	93,792	91,164	91,302	(2,090)	(2.3)%
Loan receivables held for sale	191	—	—	—	—	191	NM
Goodwill	1,274	1,274	1,274	1,274	1,274	—	—%
Intangible assets, net	862	847	854	765	776	86	11.1%
Other assets	6,604	6,772	5,753	5,747	5,812	792	13.6%
Total assets	$120,505	$122,026	$119,463	$119,229	$120,489	$16	—%

Liabilities and Equity
Deposits:
Interest-bearing deposit accounts	$81,857	$83,030	$81,664	$81,901	$82,708	$(851)	(1.0)%
Non-interest-bearing deposit accounts	405	405	398	383	392	13	3.3%
Total deposits	82,262	83,435	82,062	82,284	83,100	(838)	(1.0)%
Borrowings:
Borrowings of consolidated securitization entities	8,340	8,591	7,842	8,015	7,517	823	10.9%
Senior and Subordinated unsecured notes	7,669	8,418	7,620	7,617	8,120	(451)	(5.6)%
Total borrowings	16,009	17,009	15,462	15,632	15,637	372	2.4%
Accrued expenses and other liabilities	5,282	5,001	5,359	5,333	6,212	(930)	(15.0)%
Total liabilities	103,553	105,445	102,883	103,249	104,949	(1,396)	(1.3)%
Equity:
Preferred stock	1,222	1,222	1,222	1,222	1,222	—	—%
Common stock	1	1	1	1	1	—	—%
Additional paid-in capital	9,836	9,804	9,853	9,822	9,793	43	0.4%
Retained earnings	23,036	22,209	21,635	20,975	20,310	2,726	13.4%
Accumulated other comprehensive income (loss)	(45)	(53)	(59)	(50)	(73)	28	(38.4)%
Treasury stock	(17,098)	(16,602)	(16,072)	(15,990)	(15,713)	(1,385)	8.8%
Total equity	16,952	16,581	16,580	15,980	15,540	1,412	9.1%
Total liabilities and equity	$120,505	$122,026	$119,463	$119,229	$120,489	$16	—%

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Quarter Ended
	Jun 30, 2025			Mar 31, 2025			Dec 31, 2024			Sep 30, 2024			Jun 30, 2024
		Interest	Average		Interest	Average		Interest	Average		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$20,699	$228	4.42%	$18,539	$203	4.44%	$16,131	$193	4.76%	$17,316	$235	5.40%	$18,337	$249	5.46%
Securities available for sale	2,774	30	4.34%	3,231	35	4.39%	3,111	37	4.73%	2,587	28	4.31%	2,731	32	4.71%

Loan receivables, including held for sale:
Credit cards	91,460	5,076	22.26%	93,241	5,055	21.99%	94,356	5,209	21.96%	93,785	5,236	22.21%	93,267	5,013	21.62%
Consumer installment loans	5,692	207	14.59%	5,833	211	14.67%	6,041	224	14.75%	6,107	238	15.50%	6,085	243	16.06%
Commercial credit products	1,981	43	8.71%	1,842	45	9.91%	1,953	45	9.17%	1,992	46	9.19%	2,001	43	8.64%
Other	103	2	7.79%	105	1	3.86%	126	2	6.31%	125	2	6.37%	125	2	6.44%
Total loan receivables, including held for sale	99,236	5,328	21.54%	101,021	5,312	21.33%	102,476	5,480	21.27%	102,009	5,522	21.54%	101,478	5,301	21.01%
Total interest-earning assets	122,709	5,586	18.26%	122,791	5,550	18.33%	121,718	5,710	18.66%	121,912	5,785	18.88%	122,546	5,582	18.32%

Non-interest-earning assets:
Cash and due from banks	868			868			872			847			887
Allowance for credit losses	(10,797)			(10,936)			(11,014)			(10,994)			(10,878)
Other assets	7,661			7,770			7,678			7,624			7,309
Total non-interest-earning assets	(2,268)			(2,298)			(2,464)			(2,523)			(2,682)

Total assets	$120,441			$120,493			$119,254			$119,389			$119,864

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$82,014	$855	4.18%	$82,370	$882	4.34%	$81,635	$917	4.47%	$82,100	$968	4.69%	$82,749	$967	4.70%
Borrowings of consolidated securitization entities	7,926	104	5.26%	8,191	104	5.15%	7,868	104	5.26%	7,817	108	5.50%	7,858	110	5.63%
Senior and Subordinated unsecured notes	8,269	106	5.14%	7,850	100	5.17%	7,618	97	5.07%	7,968	100	4.99%	8,118	100	4.95%

Total interest-bearing liabilities	98,209	1,065	4.35%	98,411	1,086	4.48%	97,121	1,118	4.58%	97,885	1,176	4.78%	98,725	1,177	4.80%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	412			418			379			387			396
Other liabilities	5,065			4,969			5,444			5,302			5,221
Total non-interest-bearing liabilities	5,477			5,387			5,823			5,689			5,617

Total liabilities	103,686			103,798			102,944			103,574			104,342

Equity
Total equity	16,755			16,695			16,310			15,815			15,522

Total liabilities and equity	$120,441			$120,493			$119,254			$119,389			$119,864
Net interest income		$4,521			$4,464			$4,592			$4,609			$4,405

Interest rate spread(2)			13.91%			13.86%			14.08%			14.10%			13.53%
Net interest margin(3)			14.78%			14.74%			15.01%			15.04%			14.46%

(1) Average yields/rates are based on annualized total interest income/expense divided by average balances.
(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income divided by average total interest-earning assets.

SYNCHRONY FINANCIAL
AVERAGE BALANCES, NET INTEREST INCOME AND NET INTEREST MARGIN
(unaudited, $ in millions)

	Six Months Ended Jun 30, 2025			Six Months Ended Jun 30, 2024
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
	Balance	Expense	Rate(1)	Balance	Expense	Rate(1)
Assets
Interest-earning assets:
Interest-earning cash and equivalents	$19,625	$431	4.43%	$17,871	$485	5.46%
Securities available for sale	3,001	65	4.37%	3,082	71	4.63%

Loan receivables, including held for sale:
Credit cards	92,345	10,131	22.12%	93,743	10,109	21.69%
Consumer installment loans	5,762	418	14.63%	5,409	392	14.57%
Commercial credit products	1,912	88	9.28%	1,939	88	9.13%
Other	104	3	5.82%	127	5	7.92%
Total loan receivables, including held for sale	100,123	10,640	21.43%	101,218	10,594	21.05%
Total interest-earning assets	122,749	11,136	18.29%	122,171	11,150	18.35%

Non-interest-earning assets:
Cash and due from banks	868			915
Allowance for credit losses	(10,866)			(10,777)
Other assets	7,716			7,141
Total non-interest-earning assets	(2,282)			(2,721)

Total assets	$120,467			$119,450

Liabilities
Interest-bearing liabilities:
Interest-bearing deposit accounts	$82,191	$1,737	4.26%	$82,674	$1,921	4.67%
Borrowings of consolidated securitization entities	8,058	208	5.21%	7,620	215	5.67%

Senior and subordinated unsecured notes	8,061	206	5.15%	8,374	204	4.90%

Total interest-bearing liabilities	98,310	2,151	4.41%	98,668	2,340	4.77%

Non-interest-bearing liabilities
Non-interest-bearing deposit accounts	415			393
Other liabilities	5,016			5,322
Total non-interest-bearing liabilities	5,431			5,715

Total liabilities	103,741			104,383

Equity
Total equity	16,726			15,067

Total liabilities and equity	$120,467			$119,450
Net interest income		$8,985			$8,810

Interest rate spread(2)			13.88%			13.58%
Net interest margin(3)			14.76%			14.50%

(1) Average yields/rates are based on annualized total interest income/expense divided by average balances.
(2) Interest rate spread represents the difference between the yield on total interest-earning assets and the rate on total interest-bearing liabilities.
(3) Net interest margin represents annualized net interest income divided by average total interest-earning assets.

SYNCHRONY FINANCIAL
BALANCE SHEET STATISTICS
(unaudited, $ in millions, except per share statistics)

	Quarter Ended
	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	Jun 30, 2025 vs. Jun 30, 2024
BALANCE SHEET STATISTICS
Total common equity	$15,730	$15,359	$15,358	$14,758	$14,318	$1,412	9.9%
Total common equity as a % of total assets	13.05%	12.59%	12.86%	12.38%	11.88%		1.17%

Tangible assets	$118,369	$119,905	$117,335	$117,190	$118,439	$(70)	(0.1)%
Tangible common equity(1)	$13,594	$13,238	$13,230	$12,719	$12,268	$1,326	10.8%
Tangible common equity as a % of tangible assets(1)	11.48%	11.04%	11.28%	10.85%	10.36%		1.12%
Tangible book value per share(2)	$36.55	$34.79	$34.07	$32.68	$31.05	$5.50	17.7%

REGULATORY CAPITAL RATIOS(3)(4)
	Basel III - CECL Transition
Total risk-based capital ratio(5)	16.9%	16.5%	16.5%	16.4%	15.8%
Tier 1 risk-based capital ratio(6)	14.8%	14.4%	14.5%	14.3%	13.8%
Tier 1 leverage ratio(7)	12.7%	12.4%	12.9%	12.5%	12.0%
Common equity Tier 1 capital ratio	13.6%	13.2%	13.3%	13.1%	12.6%

(1) Tangible common equity ("TCE") is a non-GAAP measure. We believe TCE is a more meaningful measure of the net asset value of the Company to investors. For corresponding reconciliation of TCE to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(2) Tangible book value per share is a non-GAAP measure, calculated based on Tangible common equity divided by common shares outstanding. For corresponding reconciliation of this measure to a GAAP financial measure, see Reconciliation of Non-GAAP Measures and Calculations of Regulatory Measures.
(3) Regulatory capital ratios at March 31, 2025 are preliminary and therefore subject to change.
(4) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2025 and 2024 reflect 100% and 75%, respectively, of the phase-in of CECL effects.
(5) Total risk-based capital ratio is the ratio of total risk-based capital divided by risk-weighted assets.
(6) Tier 1 risk-based capital ratio is the ratio of Tier 1 capital divided by risk-weighted assets.
(7) Tier 1 leverage ratio is the ratio of Tier 1 capital divided by total average assets, after certain adjustments.

SYNCHRONY FINANCIAL
PLATFORM RESULTS
(unaudited, $ in millions)
	Quarter Ended							Six Months Ended
	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024	2Q'25 vs. 2Q'24		Jun 30 , 2025	Jun 30, 2024	YTD'25 vs. YTD'24
HOME & AUTO(1)
Purchase volume(2)	$11,459	$9,446	$10,553	$11,215	$12,350	$(891)	(7.2)%	$20,905	$22,741	$(1,836)	(8.1)%
Period-end loan receivables	$30,374	$30,254	$31,816	$32,321	$32,611	$(2,237)	(6.9)%	$30,374	$32,611	$(2,237)	(6.9)%
Average loan receivables, including held for sale	$30,137	$30,810	$31,903	$32,403	$32,385	$(2,248)	(6.9)%	$30,472	$32,023	$(1,551)	(4.8)%
Average active accounts (in thousands)(3)	17,831	17,894	18,537	19,030	19,205	(1,374)	(7.2)%	17,899	19,039	(1,140)	(6.0)%

Interest and fees on loans	$1,395	$1,402	$1,476	$1,479	$1,409	$(14)	(1.0)%	$2,797	$2,781	$16	0.6%
Other income	$52	$56	$62	$55	$37	$15	40.5%	$108	$69	$39	56.5%

DIGITAL
Purchase volume(2)	$13,647	$12,479	$15,317	$13,352	$13,403	$244	1.8%	$26,126	$26,031	$95	0.4%
Period-end loan receivables	$27,786	$27,765	$29,347	$27,771	$27,704	$82	0.3%	$27,786	$27,704	$82	0.3%
Average loan receivables, including held for sale	$27,571	$28,216	$28,158	$27,704	$27,542	$29	0.1%	$27,892	$27,812	$80	0.3%
Average active accounts (in thousands)(3)	20,368	20,711	20,810	20,787	20,920	(552)	(2.6)%	20,554	21,142	(588)	(2.8)%

Interest and fees on loans	$1,576	$1,544	$1,582	$1,593	$1,544	$32	2.1%	$3,120	$3,111	$9	0.3%
Other income	$—	$9	$(6)	$4	$—	$—	NM	$9	$6	$3	50.0%

DIVERSIFIED & VALUE
Purchase volume(2)	$15,393	$13,732	$16,711	$14,992	$15,333	$60	0.4%	$29,125	$29,356	$(231)	(0.8)%
Period-end loan receivables	$19,510	$19,436	$20,867	$19,466	$19,516	$(6)	—%	$19,510	$19,516	$(6)	—%
Average loan receivables, including held for sale	$19,338	$19,670	$19,793	$19,413	$19,360	$(22)	(0.1)%	$19,504	$19,477	$27	0.1%
Average active accounts (in thousands)(3)	19,471	20,114	20,253	19,960	20,253	(782)	(3.9)%	19,858	20,691	(833)	(4.0)%

Interest and fees on loans	$1,159	$1,178	$1,206	$1,209	$1,165	$(6)	(0.5)%	$2,337	$2,379	$(42)	(1.8)%
Other income	$(3)	$—	$(9)	$(11)	$(22)	$19	(86.4)%	$(3)	$(39)	$36	(92.3)%

HEALTH & WELLNESS
Purchase volume(2)	$4,007	$3,774	$3,742	$3,867	$4,089	$(82)	(2.0)%	$7,781	$8,069	$(288)	(3.6)%
Period-end loan receivables	$15,309	$15,193	$15,436	$15,439	$15,280	$29	0.2%	$15,309	$15,280	$29	0.2%
Average loan receivables, including held for sale	$15,215	$15,280	$15,448	$15,311	$15,111	$104	0.7%	$15,247	$14,904	$343	2.3%
Average active accounts (in thousands)(3)	7,697	7,776	7,836	7,801	7,752	(55)	(0.7)%	7,740	7,670	70	0.9%

Interest and fees on loans	$923	$914	$935	$956	$911	$12	1.3%	$1,837	$1,780	$57	3.2%
Other income	$66	$75	$72	$68	$48	$18	37.5%	$141	$114	$27	23.7%

LIFESTYLE
Purchase volume(2)	$1,432	$1,168	$1,480	$1,411	$1,525	$(93)	(6.1)%	$2,600	$2,769	$(169)	(6.1)%
Period-end loan receivables	$6,673	$6,636	$6,914	$6,831	$6,822	$(149)	(2.2)%	$6,673	$6,822	$(149)	(2.2)%
Average loan receivables, including held for sale	$6,646	$6,716	$6,818	$6,823	$6,723	$(77)	(1.1)%	$6,681	$6,677	$4	0.1%
Average active accounts (in thousands)(3)	2,531	2,651	2,688	2,677	2,662	(131)	(4.9)%	2,598	2,665	(67)	(2.5)%

Interest and fees on loans	$261	$261	$268	$270	$258	$3	1.2%	$522	$513	$9	1.8%
Other income	$9	$10	$7	$9	$6	$3	50.0%	$19	$14	$5	35.7%

CORP, OTHER(1) (5)
Purchase volume(2)	$146	$121	$152	$148	$146	$—	—%	$267	$267	$—	—%
Period-end loan receivables (4)	$124	$324	$341	$365	$351	$(227)	(64.7)%	$124	$351	$(227)	(64.7)%
Average loan receivables, including held for sale	$329	$329	$356	$355	$357	$(28)	(7.8)%	$327	$325	$2	0.6%
Average active accounts (in thousands)(3)	152	169	175	169	182	(30)	(16.5)%	161	195	(34)	(17.4)%

Interest and fees on loans	$14	$13	$13	$15	$14	$—	—%	$27	$30	$(3)	(10.0)%
Other income	$(6)	$(1)	$2	$(6)	$48	$(54)	(112.5)%	$(7)	$1,110	$(1,117)	(100.6)%

TOTAL SYF(5)
Purchase volume(2)	$46,084	$40,720	$47,955	$44,985	$46,846	$(762)	(1.6)%	$86,804	$89,233	$(2,429)	(2.7)%
Period-end loan receivables	$99,776	$99,608	$104,721	$102,193	$102,284	$(2,508)	(2.5)%	$99,776	$102,284	$(2,508)	(2.5)%
Average loan receivables, including held for sale	$99,236	$101,021	$102,476	$102,009	$101,478	$(2,242)	(2.2)%	$100,123	$101,218	$(1,095)	(1.1)%
Average active accounts (in thousands)(3)	68,050	69,315	70,299	70,424	70,974	(2,924)	(4.1)%	68,810	71,402	(2,592)	(3.6)%

Interest and fees on loans	$5,328	$5,312	$5,480	$5,522	$5,301	$27	0.5%	$10,640	$10,594	$46	0.4%
Other income	$118	$149	$128	$119	$117	$1	0.9%	$267	$1,274	$(1,007)	(79.0)%

(1) In June 2025, we entered into an agreement to sell $0.2 billion of loan receivables associated with a Home & Auto program agreement. In connection with this agreement, revenue activities for the portfolio are no longer managed within our Home & Auto sales platform. All metrics for the portfolio previously reported within our Home & Auto sales platform are now reported within Corp, Other. We have recast all prior-period reported metrics for our Home & Auto sales platform and Corp, Other to conform to the current-period presentation.
(2) Purchase volume, or net credit sales, represents the aggregate amount of charges incurred on credit cards or other credit product accounts less returns during the period.
(3) Active accounts represent credit card or installment loan accounts on which there has been a purchase, payment or outstanding balance in the current month.
(4) Reflects the reclassification of $0.2 billion to loan receivables held for sale in 2Q 2025.
(5) Includes activity and balances associated with loans receivable held for sale, except for Period-end receivables.

SYNCHRONY FINANCIAL
RECONCILIATION OF NON-GAAP MEASURES AND CALCULATIONS OF REGULATORY MEASURES(1)
(unaudited, $ in millions, except per share statistics)
	Quarter Ended
	Jun 30, 2025	Mar 31, 2025	Dec 31, 2024	Sep 30, 2024	Jun 30, 2024
COMMON EQUITY AND REGULATORY CAPITAL MEASURES(2)
GAAP Total equity	$16,952	$16,581	$16,580	$15,980	$15,540
Less: Preferred stock	(1,222)	(1,222)	(1,222)	(1,222)	(1,222)
Less: Goodwill	(1,274)	(1,274)	(1,274)	(1,274)	(1,274)
Less: Intangible assets, net	(862)	(847)	(854)	(765)	(776)
Tangible common equity	$13,594	$13,238	$13,230	$12,719	$12,268
Add: CECL transition amount	—	—	573	573	573

Adjustments for certain deferred tax liabilities and certain items in accumulated comprehensive income (loss)	209	208	214	209	227
Common equity Tier 1	$13,803	$13,446	$14,017	$13,501	$13,068
Preferred stock	1,222	1,222	1,222	1,222	1,222
Tier 1 capital	$15,025	$14,668	$15,239	$14,723	$14,290

Add: Subordinated debt	742	742	741	741	741
Add: Allowance for credit losses includible in risk-based capital	1,386	1,388	1,427	1,400	1,407
Total Risk-based capital	$17,153	$16,798	$17,407	$16,864	$16,438

ASSET MEASURES(2)
Total average assets	$120,441	$120,493	$119,254	$119,389	$119,864
Adjustments for:
Add: CECL transition amount	—	—	573	573	573
Less: Disallowed goodwill and other disallowed intangible assets (net of related deferred tax liabilities) and other	(1,913)	(1,895)	(1,904)	(1,808)	(1,805)
Total assets for leverage purposes	$118,528	$118,598	$117,923	$118,154	$118,632

Risk-weighted assets	$101,716	$101,625	$105,417	$103,103	$103,718

CECL FULLY PHASED-IN CAPITAL MEASURES
Tier 1 capital	$15,025	$14,668	$15,239	$14,723	$14,290
Less: CECL transition adjustment	—	—	(573)	(573)	(573)
Tier 1 capital (CECL fully phased-in)	$15,025	$14,668	$14,666	$14,150	$13,717
Add: Allowance for credit losses	10,564	10,828	10,929	11,029	10,982
Tier 1 capital (CECL fully phased-in) + Reserves for credit losses	$25,589	$25,496	$25,595	$25,179	$24,699

Risk-weighted assets	$101,716	$101,625	$105,417	$103,103	$103,718
Less: CECL transition adjustment	—	—	(290)	(290)	(290)
Risk-weighted assets (CECL fully phased-in)	$101,716	$101,625	$105,127	$102,813	$103,428

TANGIBLE BOOK VALUE PER SHARE
Book value per share	$42.30	$40.37	$39.55	$37.92	$36.24
Less: Goodwill	(3.43)	(3.35)	(3.28)	(3.27)	(3.23)
Less: Intangible assets, net	(2.32)	(2.23)	(2.20)	(1.97)	(1.96)
Tangible book value per share	$36.55	$34.79	$34.07	$32.68	$31.05

(1) Regulatory measures at March 31, 2025 are preliminary and therefore subject to change.
(2) Capital ratios reflect the phase-in of an estimate of CECL’s effect on regulatory capital over a three-year transitional period beginning in the first quarter of 2022 through 2024. Capital ratios for 2025 and 2024 reflect 100% and 75%, respectively, of the phase-in of CECL effects.